LEASE AGREEMENT


                                     BETWEEN





                           AUSTIN DEVELOPMENT COMPANY
                                "Lessor/Landlord"


                                       AND




                                   Anything PC

                                 "Lessee/Tenant"


                         LEASE INDEX


ITEMS                                             PARAGRAPH NO.
------------------------------------------------  -------------
DEFINITIONS                                                  1.
PREMISES AND TERM                                            2.

RENT                                                         3.

OPERATING EXPENSE ADJUSTMENTS                                4.
USE OF PREMISES                                              5.

ASSIGNMENT AND SUBLETTING                                    6.

ACCESS TO PREMISES                                           7.
LANDLORD'S SERVICES,                                         8.

ELECTRICAL OVERLOAD; STRUCTURAL OVERLOAD                     9.
PARKING AREAS                                               10.
LEASEHOLD IMPROVEMENTS                                      11.
REPAIRS AND MAINTENANCE                                     12.

ALTERATIONS AND IMPROVEMENTS                                13.
INDEMNITY                                                   14.
DAMAGE BY FIRE OR THE ELEMENTS                              15.
BUILDING RULES AND REGULATIONS                              16.
EMINENT DOMAIN                                              17.
SIGNS AND ADVERTISING                                       18.

TENANTS DEFAULTS                                            19.

CONTRACTUAL LANDLORDS LIEN                                  20.

SUBORDINATION                                               21.
QUIET ENJO-Y MENT                                           22.

LAST MONTH'S RENT                                           23.
MECHANIC'S LIE14S                                           24.

FORCE MAJEURE                                               25.

SEVERABILITY                                                26.
HOLDING                                                     27.
RELOCATION                                                  28.

RENT A SEPARATE COVENANT                                    29.

JOINT AND SEVERAL LIABILITY; CHANGE IN BUSINESS

FORM                                                        30.

ABSENCE OF OPTION                                           31.
CORPORATE TENANCY                                           32.

BROKERAGE COMMISSION                                        33.
LANDLORD'S DEFAULT                                          34.
NOTICES                                                     35.

INSURANCE                                                   36.

RECORDING                                                   37.

STATUTORILY MANDATED NOTIFICATION                           38.

NON-DISCLOSURE                                              39.
HAZARDOUS MATERIALS                                         40.

ADA                                                         41.
RENEWAL                                                     42.
AMENDMENTS                                                  43.

SIGNATURE PAGE

EXHIBIT(S)

LEGAL DESCRIPTION                                            A
LANDLORD'S WORK                                              B
BUILDING RULES AND REGULATIONS                               C

LEASE  AGREEMENT
----------------

THIS  LEASE  AGREEMENT  ("Lease")  is  made  this  20th  day  of  January,
                                                   ----           -------
1999,  by  and  between  the  "Landlord"  and  the "Tenant' hereafter set forth.

WITNESSETH:

1.     DEFINTIONS:  In  addition  to the definitions contained elsewhere in this
       ----------
Lease,  the  following definitions  shall  apply:

     (a)

          Landlord:     AUSTIN  DEVELOPMENT  COMPANY
          Address:      Post  Office  Box  22197
                        Tampa,  Florida  33622

     (b)

          Tenant:       ANYTHING  PC
          Address:      1111  N.  WESTSHORE  BLVD.
                        Suite  408
                        Tampa,  Florida  33607


     (c) Premises: Suite No. 408 cons1sting of approximately 1,093 rentable square feet (which the parties expressly agree are contained in the Premises), on the attached Exhibit "B" expressly made a part hereof. The Premises are located on the 4th floor of the structure, hereinafter called the "Building", located at 1111 N. WESTSHORE BLVD., TAMPA, FLORIDA 33607. The parties expressly agree that there are 1,093 rentable square feet within the Premises and 75,673 rentable square feet within the Building, despite the fact that such figures may not be precise. For the purposes of Items I (i), and 5, 11 and 15 of this Lease, the term "Building" includes its appurtenances, and its parking facilities.



     (d) "Use of Premises": General and Admin1strative
                            ----------------------------

     (e) "Commencement Date": The later of February 1, 1999 ("the anticipated Commencement Date"), or the date Landlord delivers to Tenant possession of the Premises. If, however, Tenant takes possession of the Premises prior to the anticipated Commencement Date, then the date Tenant so takes possession shall be the Commencement Date.

     (f) "Last Month's Rent":  The sum of One thousand,  two hundred and seventy
                                          --------------------------------------
     five dollars and sixteen cents Dollars ($1,275.16).  ($1,275.16 + 6.75% tax
     ---------------------------------------------------------------------------
     [$86.07 1 = $1,361.23). (Sales tax subject to change.)
     ----------------------

     (g) "Term": Not less than 12 months commencing on the Commencement Date, this Lease to end on the last day of the 12th calendar month after the Commencement Date.

     (h) "Rent": (See also Item 3.) Rent and all other sums payable by Tenant to Landlord under this Lease, plus any applicable tax, shall be paid to Landlord, without demand, recoupment, abatement deduction or offset, at its office presently located at P.O. Box 22197, Tampa, Florida 33622, or at
                                   --------------------------------------
     such other place as Landlord may hereafter specify in writing.


Year    Rate per RSf    Annual      Monthly    Late Fee
                                                 (5%)
------  ------------  -----------  ---------  ----------
YEAR 1         14.00   15,302. 00   1,275.16  $    63.76
YEAR 2                $         -  $       -  $        -
YEAR 3                $         -  $       -  $        -


     (i) "Base Year" means the calendar year in which the Lease commences.

     (j) "Operating Expense Base Amount" means the operating expenses of the Building, as defined at Item 4 hereof, in the Base Year of this Lease. "Real Estate Tax Base Amount" means the total amount of real property taxes on the Land and Building, as defined at Item 4 hereof, in the Base Year of this Lease.

     (k) "Proportionate Share": The net rentable area in the Premises (1,093 square feet) divided by the net rentable area in the Building (75,673 square feet), which equals .0144 percent.

     If  Tenant  leases  from  Landlord  any  additional  space in THE  BUILDING
     PURSUANT TO THE TERMS and PROVISIONS OF THIS Lease, then Tenant's Proportionate Share shall be increased accordingly.

     (l) "Additional Rent": As described in Item 3 of this Lease.

     (m) "Land": Land shall mean real property described in Exhibit A.

     (n) "Building": Building shall mean the improvements presently or hereafter constructed on the Land.

2.  PREMISES  AND  TERM.  Landlord,  in  consideration  of  the Rent hereinafter
    -------------------
reserved to be paid and of the covenants, conditions and agreements to be kept and performed by Tenant, hereby leases, lets and demises to Tenant, and Tenant hereby leases and hires from Landlord, that certain space called the Premises as described above in Item 1, Section (c).

     If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the anticipated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any claim, loss or damage resulting therefrom, but, in that event there shall be an abatement of Rent and Additional Rent covering the period between the anticipated Commencement Date and the time when Landlord can so deliver possession, the date when Landlord can so deliver possession being deemed to be the "Commencement Date" (Commencement Date). The ending date of this Lease shall be extended for not less than an identical period of time that transpired between the anticipated Commencement Date and the date thereafter Landlord so delivered possession (Commencement Date), it being the parties' intent that this Lease have not less than a complete Term as described and contemplated in Item 1, Section (f) above. To this end, if the actual Commencement Date is a day other than the first day of a particular month, the Term of this Lease shall not expire until the last day of the last month of the proposed Term as described in
Item 1, Section (g). If the Commencement Date is other than the anticipated Commencement Date, the parties representatives shall execute a letter amendment to this Lease (which they are hereby authorized to do) whereby the Commencement Date and expiration date of this Lease mill be specified; however, their failure to do so shall have no effect on the other contents of this Lease, such contemplated execution to be merely for clarification purposes. By occupying the Premises, Tenant shall be conclusively deemed to have accepted the Premises as complying fully with each, every, any and all of Landlord's covenants and obligations with respect to the delivery thereof Tenant shall also have the non-exclusive right to use the parking facilities appurtenant to the Building. If, however, the Premises is not ready by February 1, 1999, either party may terminate this Lease within ten (10) days thereof or upon written notice to the other party.

3.  RENT.  Tenant  convenants  and  agrees  to  pay  without demand, recorpment,
    ----
abatement, deduction or offset, to Landlord Rent (and Additional Rent) for the Premises on or before the first (1st) day of the first (1st) full calendar month of the Term hereof and on or before the first (1st) day of each and every successive calendar month thereafter during the full Term of this Lease, subject to the adjustments as provided hereinafter, along with any applicable tax, at the current rate of six and three-quarters (6.75%) percent. In the event the Commencement Date occurs on a day other than the first (1st) day of a calendar month, the first Rent payment shall be in the amount of the Rent for one (1) full calendar month, plus the prorated Rent for the calendar month in which the Term of this Lease commences, such payment to be due on the Commencement Date.

     Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Rent herein reserved, whether or not such sum is herein described as "Additional Rent", or a provision is made for the collection of said sum as "Additional Rent" said sum shall nevertheless, at Landlord's option, if not paid when due, be deemed Additional Rent, and shall be collectible as such with the first installment of Rent thereafter falling due hereunder. In the event any installment or increment of Rent or Additional Rent payable under this Lease shall not be paid when due, a "late charge" of five percent (51/6) of the amount overdue may be charged (as Additional Rent) by Landlord for the purpose of defraying the expense and inconvenience incident to handling such overdue payment and for the purpose of compensating Landlord for its attendant inconvenience and loss of cash flow,

4.  OPERATING EXPENSE ADJUSTMENTS.      The Landlord and Tenant each acknowledge
    ------------------------------
that the Rent specified in Item 3 of this Lease does not provide for increases in operating expenses and real estate taxes in excess of the Base Year Amounts. Accordingly, during the term of this Lease, and any extension(s) thereto, beginning with the first calendar year subsequent to the Base Year, Tenant shall pay to Landlord, as additional rent, its proportionate share of estimated increases in operating expenses and real estate taxes over the Base Year Amounts.

     Commencing on January 1 of the calendar year following the Base Year and continuing on the first day of each calendar month thereafter until the expiration or other termination of this Lease, Tenant shall pay to Landlord, as additional monthly rental, an amount equal to one-twelfth of the Tenant's Proportionate Share of the amount by which budgeted operating expenses and real estate taxes for the cuffcnt calendar year exceeds the Base Year Amounts. In the event the amount of additional monthly rental collection hereunder for the preceding twelve month period is less than the actual excesses for such year, Tenant shall remit the balance thereof to the Landlord within five (5) days after the receipt of such notice. In the event the amount of additional monthly rental collection hereunder for the preceding twelve month period is greater than the actual excesses for such period, Landlord shall remit the difference to the Tenant accompanied by said notice.

     The term "operating expenses" includes all expenses incurred by Landlord with respect to the maintenance and operation of the Building of which the leased "Premises" are a part, including, but not limited to, the following: maintenance, repair and replacement costs; electricity, fuel, water, sewer, gas and other utility charges; security, window washing and janitorial services; trash; landscaping and pest control; management fees, wages and benefits payable to employees of Landlord whose duties are directly connected with the operation and maintenance of the Building; all services, supplies, repairs, replacements or other expenses for maintaining and operating the Building or project including parking and common areas; the cost, including interest, amortized over its usefid life, of any capital improvements made to the Building by Landlord after the date of this lease which is required under any governmental law or regulation that was not applicable to the Building at the time it was constructed; the cost, including interest, amortized over its useful life, of installation of any device or other equipment for the purpose of improving operating efficiency; all other expenses which would generally be regarded as operating and maintenance expenses which would reasonably be amortized over a period not to exceed five years; all insurance premiums Landlord is required to pay or deems necessary to pay, including public liability insurance, with respect to the Building. The term operating expenses does not include the
                                                                 ---
following: repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; income and franchise taxes of Landlord; real estate broker's commissions, attorney's fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with Tenants, other occupants; advertising expenses and expenses for the renovating of space for new Tenants; interest or principal payments on any mortgage or other indebtedness of Landlord; any depreciation allowance or expense; or operating expenses which are the responsibility of Tenant.

     The term "Taxes" means the aggregate amount of real property taxes and assessments taxes, assessed, imposed, or levied by any lawful authority upon the Land and the Building in any calendar year during the term of this Lease; and, shall also include admin1strative costs and contingency fees paid to independent consultants engaged to negotiate, on behalf of Landlord, assessments imposed by applicable taxing authorities.

     If Landlord, in its sole discretion in operating the Building, chooses to install any energy or labor saving devices, equipment, fixtures or appliances to or in the Building that otherwise might be considered a capital expenditure, then Landlord may depreciate the cost of the equipment, device, appliance or fixture into the Operating Expenses of the Building, including interest at a reasonable rate, all according to generally accepted accounting principles applied on a cons1stent basis.

5.  USE OF PREMISES.  The Premises shall be used by Tenant as described above in
    ----------------
Item 1, Section (d), and for no other business or purpose whatsoever without the prior written discretionary consent of Landlord. Tenant shall not do or permit to be done in or about the Premises or Building, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by, or will in any way conflict with, any law, statute, ordinance or governmental Me or regulation now in force or which may hereafter be enacted or promulgated, or which is presently or hereafter prohibited by any standard form of fire insurance policy or will presently or hereafter in any way increase the ex1sting rate of or affect any fire or other insurance upon the Building or any of its contents, or presently or hereafter cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises or Building, which will presently or hereafter in any way obstruct or interfere with the rights of other Tenants of the Building, or injure or annoy them or use or allow to be used the Premises or Building for any improper, immoral, unlawful or objectionable purpose (as determined by Landlord); nor shall Tenant cause, maintain, or permit any nuisance (as determined by Landlord or by law) in or about the Premises or commit or suffer to be committed any waste in, on, or about the Premises or Building. Tenant shall be responsible for all losses and damages to Landlord as a result of Tenant's failure to use, occupy and surrender the Premises or Building in strict accordance with the contents of this Lease, and such responsibility shall survive the expiration or earlier termination of this Lease. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, statutes, ordinances, directions, regulations and requirements of all federal, state, county and municipal authorities pertaining to Tenant's use and occupancy of the Premises or Building and with the recorded covenants, conditions and restrictions pertaining thereto, regardless of when they become effective or applicable, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials, waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officials which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises. For the purposes of this Item 5, the term "Tenant" includes Tenant's agents, employees, principals, officers, successors, assigns, subtenants, invitees, contractors and consultants.

6.  ASSIGNMENT  AND  SUBLETTING.  Tenant shall not assign the right of occupancy
    ----------------------------
under this Lease, or any other interest therein, or sublet the Premises, or any portion thereof without the prior written consent of Landlord, which the parties agree may be withheld at Landlord's sole discretion. Tenant absolutely shall have no right of assignment or subletting if it is, or has ever been, in default of this Lease. If Landlord elects to grant its written consent to any proposed assignment or sublease (whether by Tenant or by others claiming by or through Tenant), Tenant or such others agree to pay Landlord an admin1strative fee in a reasonable amount (but not less than $150.00), plus attorney's fees to process and approve such assignment or sublease, and Landlord may prescribe the substance and form of such assignment or sublease.

     Notwithstanding any assignment of this Lease, or the subletting of the Premises, or any portion thereof, Tenant shall continue to be fidly liable for the performance of the terms, conditions and covenants of this Lease, including, but not limited to, the payment of Rent and Additional Rent, This continuing liability shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not he released, discharged, diminished, reduced or in any other way affected by; (a) any amendment or modification of, or supplement to, this Lease or any further assignment or transfer thereof or any further sublease pertaining thereto; or (b) any action taken or not taken by Landlord against any assignee or subtenants; or (c) any agreement which modifies any of the rights or obligations of the parties (or their respective successors) under this Lease; or (d) any agreement which extends the time within which an obligation under this Lease is to be performed; or (e) any waiver of the performance of an obligation required under this Lease; or (f) any failure to enforce any of the obligations set forth in this Lease. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. Landlord shall have the additional option, which shall be exercised by providing Tenant with written notice, of terminating Tenant's rights and obligations under this Lease rather than permitting any assignment or subletting by Tenant, any statement or implication in this Lease or at law to the contrary notwithstanding.

     If Landlord permits any assignment or subletting by Tenant and if the monies (no matter how characterized) received as a result of such assignment or subletting [when compared to the monies still payable by Tenant to Landlord] should be greater than would have been received hereunder had not Landlord permitted such assignment or subletting, then the excess shall be payable by Tenant to Landlord, it being the parties' intention that Landlord, and not Tenant, in consideration for Landlord's permitting such assignment or subletting, shall be the party to receive any profit from any such assignment or subletting. If there are one or more assignments or sublettings by Tenant to which Landlord consents, then any and all extension options to be exercised subsequent to the date of such assignment or subletting and all options to lease additional space in the Building to be exercised subsequent to the date of such assignment or subletting are absolutely waived and terminated at Landlord's sole discretion, In the event of the transfer and assignment by Landlord of its interest in this Lease and/or sale of the Building containing the Premises, either of which it may do at its sole option, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. The provisions of Item 35 hereafter dealing with "Notices" shall be amended to provide the correct names and addresses of the assignee or subtenant. if Tenant is a partnership or corporation whose stock is not regularly traded on a bona fide public exchange, and if any transfer, sale, pledge or other disposition of a partnership interest or the common stock shall occur which changes the power to vote the majority of interest in the partnership or of the outstanding capital stock of the company, such action shall be considered an assignment under the terms of this Lease. Any breach of this Item 6 by Tenant will constitute an automatic default under the terms of this Lease, per Item 19 hereof

7. ACCESS TO THE PREMISES. Landlord or its authorized agent or agents shall have
   ----------------------
the right to enter upon the Premises at all reasonable times for the purposes of inspecting the same, preventing waste, making such repairs as Landlord may consider necessary (but without any obligation to do so except as expressly provided for herein), and showing the Premises to prospective Tenants, mortgagees and/or purchasers. If during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of Rent or Additional Rent or incurring liability to Tenant for any compensation or offsets in Rent or Additional Rent and charges owed and such acts shall have no effect upon this Lease.

8.  LANDLORD'S SERVICES.     Landlord shall, at its expense, famish the Premises
    --------------------
with (i) electricity subject to Item 9 of this Lease; (ii) heat and air conditioning during reasonable and usual business hours (exclusive of Saturday afternoons, Sundays and nationally-recognized holidays) reasonably required for the occupation of the Premises, such heat and air-conditioning to be provided by utilizing the ex1sting Building systems, it being expressly understood and agreed by the parties that Landlord specifically shall not be liable for any losses or damages of any nature whatsoever incurred by Tenant due to any failure of the equipment to function properly, or while it is being repaired, or due to any governmental laws, regulations or restrictions pertaining to the furnishing or use of such beat and air-conditioning; (iii) elevator service; (iv) lighting replacement for customary fluorescent lighting provided by Landlord; (v) toilet room supplies; (vi) daily janitor service during the time and in the manner that such janitor service is customarily famished in first class office Buildings in the metropolitan area where the Building is located; (vii) water; and (viii) sewerage. The foregoing services are designated "Building Standard".

     TENANT WILL PAY $ 8.00 PER HOUR PER FLOOR (THIS PRICE IS SUBJECT TO CHANGE) FOR HVAC AFTER NORMAL BUSINESS HOURS WHICH ARE:
          MONDAY  THROUGH  FRIDAY  8:00  a.m.  -6:00  p.m.
          Saturday  8:00  a.m.  -  12:00  noon.

     Tenant agrees that Landlord is only responsible for Building Standard maintenance and Building Standard services. If other, more complete or specialty services and maintenance (over Building Standard) are required, then Tenant solely shall be and is responsible for same and for any and all expenses and costs of any nature whatsoever associated with same. To this end, Tenant is and shall be solely responsible for any expenses and costs of any nature whatsoever associated with, among other things, maintaining upgraded Tenant improvements in the Premises, replacing non-Building Standard lighting fixtures and bulbs in the Premises, servicing, operating and maintaining any separate and non-Building Standard HVAC systems and facilities serving the Premises, etc.

     Landlord shall not be liable for any damages directly or indirectly or consequentially resulting from, nor shall any Rent or Additional Rent herein set forth be reduced or abated by reason of, (1) installation, use, or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or (2) failure to famish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building or because of any governmental laws, regulations or restrictions. The temporary failure to furnish any such services shall not be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing each, every, any and all of the provisions of this Lease.

9.     ELECTRICAL  OVERLOAD;  STRUCTURAL  OVERLOAD.
       -------------------------------------------

          A) Tenant's use of electrical services famished by Landlord shall be subject to the following:

               (1) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of five (5) watts per square foot (including overhead lighting).

               (2) Tenant's overhead lighting shall not have a design load greater than an average of two (2) watts per square foot.

               (3) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per subsections (1) and (2) above, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten
                    (10) days after receiving notice from Landlord. Or upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:

                    (a) Tenant shall pay for all costs of installations and maintenance of submeter, wiring, air-conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities;

                    (b) Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates determined by Landlord which shall be in accordance with any applicable laws; and

                    (c)  Landlord may, at its option,  upon not less than thirty
                         (30) days' prior written notice to Tenant discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with the public utility for the supplying of such utility service to the Premises.

          B) Tenant shall not place a load upon any floor of the Premises exceeding 50 pounds per square foot which such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy equipment and similar items, and to prescribe the reinforcing necessary, if any, which in the opinion of Landlord may be required under the circumstances, such reinforcing to be at Tenant's pre-paid expense.

10.     PARKING  AREAS.  Landlord  shall  keep  and  maintain  in good condition
        --------------
parking areas that may be provided. Landlord reserves the right to control the method, manner and time of parking in parking spaces. Landlord shall not be responsible at all, any statement or implication elsewhere in this Lease to the contrary notwithstanding, for the security of the parking areas provided pursuant to this Lease. Any and all parking charges payable by Tenant, whether to Landlord or to Landlord's designate(s), shall be Additional Rent; furthermore, if Tenant fails to pay duly, fully and timely such parking charges, Landlord [or its designate(s)] may discontinue, without notice to Tenant (or anyone else), the availability of the parking space(s) the subject of such parking charges, no matter by whom such parking spaces are or were being utilized or are in the future to be utilized, anything to the contrary elsewhere in this Lease notwithstanding.

11.     LEASEHOLD  EYIPROVEMENTS.  The Premises are  rented  "as is" without any
        -------------------------
additional services or improvements to be rendered by Landlord, other than those services described in Item 8 and such other services or improvements as may be described in Exhibit "B" attached hereto and expressly made a part hereof. If Landlord is to additionally alter, remodel, improve, or do any physical act or thing to the space as presently constituted or as described in Exhibit "B", same shall be at the sole expense of Tenant and shall be affected only by a "Work Order" signed by the parties. In the absence of a "Work Order" signed by the parties, Landlord is under no obligation to make any such alteration, remodeling or improvement or do any physical act or thing to the space.

     Any and all extraordinary (as so determined by Landlord at its sole discretion) expenses and costs of any nature whatsoever attributable to the installation, maintenance and/or removal of telephone equipment, computer equipment and the like shall be borne solely by Tenant.

12.     REPAIRS  AND  MAINTENANCE.  Landlord  will, at its own cost and expense,
        --------------------------
except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building, and equipment used to provide the Building Standard services referred to in Item 8, unless any such damage is caused by acts or omissions of Tenant, its agents customers, employees, principals, contractors, consultants, assigns, subterrants or invitees, in which event Tenant will bear the cost of such repairs. Tenant will allow no maintenance or repairs to be done in, on, to or about the Premises other than by a licensed contractor (such term to include all degrees and levels of subcontractors) approved by Landlord in writing prior to any such maintenance or repairs being undertaken. Landlord shall be entitled to require such contractor to be bonded and insured in such amounts and with such companies as Landlord may in its discretion prescribe. Tenant will not injure the Premises or the Building but will maintain the Premises in a clean, attractive, condition and in good repair, except as to damage to be repaired by Landlord as provided above. Upon termination of this Lease, Tenant will surrender and deliver the Premises to Landlord in the same condition in which they ex1sted at the commencement of this Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant, or Landlord approved alterations and improvements. This Item 12 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Item 15 hereof shall apply) or damage resulting from an Eminent Domain taking (as to which Item 17 hereof shall apply).

13.     ALTERATIONS  AND  IMPROVEMENTS.  Tenant absolutely shall  not  make  any
        -------------------------------
alterations, additions or improvements to or in the Building outside the Premises. Furthermore, Tenant shall make no alterations or improvements (including additions) to or in the Premises without the prior written approval of Landlord, unless in each instance and for each such alteration or improvement, Landlord or a contractor approved by Landlord is hired to do such alterations or improvements. Such approval shall not be unreasonably withheld in the case of alterations or improvements to the interior of the Premises if such alterations or improvements are normal for the use described in Item 1 (d) of this Lease, do not adversely affect utility of the Premises for future Tenants, do not alter the exterior of the Building, and are accompanied by insurance satisfactory to Landlord and by prepayment or bond provisions or waivers by the contractor in form satisfactory to Landlord sufficient to protect the Building from claims of lien of any sort; otherwise, such approval may be withheld for any reason whatsoever. Furthermore, such alterations or improvements absolutely shall not affect the mechanical, plumbing, electrical and HVAC systems in the Premises or the Building and shall not be of a structural nature. Tenant shall conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere with the operation of the Building and shall, prior to the commencement of the work, submit to Landlord copies of all necessary permits. Landlord reserves the right to have final approval of the contractors hired by Tenant. All such contractors hired by Tenant shall be, at levels and coverage's prescribed by Landlord, licensed, bonded and insured, and Landlord may require evidence of same, which Tenant agrees to secure and provide Landlord prior to the commencement of any work by such contractors. All alterations or improvements, whether temporary or permanent in character, made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property and at the end of the term hereof shall remain in or upon the Premises without compensation to Tenant. If , however, Landlord shall request in writing, Tenant will, prior to expiration or earlier termination of this Lease, remove any and all alterations, and improvements placed or installed by Tenant in the Premises, and will repair any damage caused by such removal. All of Tenant's furniture, movable trade fixtures and equipment not attached to the Building may be removed by Tenant at the expiration of this Lease, if Tenant so elects, and shall be so removed, if required by Landlord, and, if not so removed, shall, at the option of Landlord, become the property of Landlord. To the extent Tenant makes any alterations or improvements and/or to the extent Landlord on behalf of Tenant under an "Extra Work Agreement" makes such alterations or improvements, and as a result thereof it can be determined that thereupon was caused an increase in real estate taxes or insurance premiums, then Tenant shall be responsible for reimbursing Landlord for such increases as Landlord may pay.

14.     INDEMNITY.  Landlord shall not  be liable for, and Tenant will indemnify
        ----------
and save Landlord (and Landlord's officers, principals, agents, employees and insurers) harmless of and from, each, every, and all fines, suits, damages, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises and Building caused by the negligence or misconduct or breach of this Lease by Tenant, its employees, agents, principals, contractors, consultants, assigns, subtenants, invitees or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord absolutely shall not be liable or responsible for any loss or damage to any property or the death or injury to any person occasioned by theft, crime (of any nature whatsoever), fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition of governmental body or authority, by other Tenants of the Building or by any other matter beyond the absolute control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatsoever except Landlord's negligence or intentional act. It is specifically understood and agreed that there shall be no personal liability on Landlord (nor on Landlord's officers, principals, agents and employees) with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of any and all of Tenant's right and remedies.

15.     DAMAGE BY FIRE OR THE ELEMENTS.  In the event that the Building is
        -------------------------------
totally destroyed by fire, tornado or other casualty, or in the event the Premises or Building is so damaged that, within Landlord's discretion, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, Landlord, within sixty (60) days of the casualty, shall give Tenant written notice of the estimated time for completion or of Landlord's intent not to repair. In such event, either Landlord or Tenant may, at its option, by written notice to the other given not more than thirty (30) days after the date of such fire or other casualty, terminate this Lease. In such event, the Rent and Additional Rent shall be abated during the unexpired portion of this Lease effective with the date of such fire or other casualty.

     In the event the Building or the Premises are damaged by fire, tornado, or other casualty covered by Landlord's insurance but only to such extent that rebuilding or repairs can be completed within one hundred eighty (180) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, then Landlord shall, within thirty (30) days after the date of such damage or such election, commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or the Premises to substantially the same condition in which it/they was/were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other Tenants or occupants within the Building or Premises. Landlord shall, unless such damage is deemed by Landlord to be the result of the negligence or willful misconduct of Tenant or Tenant's employees, agents, principals, contractors, consultants, assigns, subtenants or invitees, allow Tenant a fair diminution of Rent and Additional Rent during the time of such rebuilding or repairs. In the event any mortgagee, or the holder of any deed of trust, security agreement or mortgage on the Building, requires that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or by Tenant against loss or damage to the Premises or its contents shall be for the sole benefit of the party carrying such insurance and under its sole control.

16.     BUILDING  RULES  AND  REGULATIONS.  Tenant shall faithfully  observe and
        ----------------------------------
comply with the Rules and Regulations printed on or annexed to (and expressly made a part of) this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by any other Tenant, occupant, invitee or visitor of the Building. Tenant shall and does hereby have an affirmative obligation (to include indemnification of Landlord, per Item 14 hereof) to notify its agents, employees, principals, assigns, subtenants and invitees of the contents of such Rules and Regulations and of this Lease and to assure their compliance therewith.

17.     EMINENT  DOMAIN.  If the whole or a portion of the Building is taken for
        ---------------
any public or quasi-public use under any statute or by right of Eminent Domain or private purchase in lieu thereof, then at Landlord's option, but not otherwise, this Lease, the Term hereby demised and each, every, any and all rights of Tenant hereunder shall immediately cease and terminate and the Rent and Additional Rent shall be adjusted as of the date of such termination. Tenant shall be entitled to no part of the award made for such condemnation (or other taking) or the purchase price thereof. Nevertheless, anything to the contrary notwithstanding, likewise at Landlord's option, but not otherwise, if the Premises are unaffected by such condemnation (or other taking), then this Lease and each and every one of its provisions shall continue in full force and effect.

18.     SIGNS  AND  ADVERTISING. Without the prior written approval of Landlord,
        -----------------------
which may be withheld at Landlord's discretion, Tenant shall not permit the painting or display of any signs, placard, lettering, or advertising material of any kind on or near the exterior of the Premises or the Building. Notwithstanding the foregoing, Tenant may, with Landlord's prior approval, display Tenant's name on or near the entrance to the Premises, in a Building-standard manner prescribed by Landlord.

19.     TENANT'S  DEFAULT.  The happening, of  any  one or more of the following
        ------------------
events,  shall constitute  a  default  hereunder:

a) Tenant's failure to pay the Rent, Additional Rent, or any other sums (no matter how characterized) payable hereunder for a period of three (3) days after written notice by Landlord;

b) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions of this Lease or in the Building Rules and Regulations for a period of ten (10) days after written notice by
     Landlord:

c)   The insolvency of Tenant;

d)   Tenant's making an assignment for the benefit of creditors;

e) A receiver or trustee being appointed for Tenant or a substantial portion of Tenant's assets;

f) Tenant's voluntarily petitioning for relief under, or otherwise seeking the benefit of, any bankruptcy, reorganization, arrangement or insolvency law;

g) Tenant's deserting, vacating or abandoning any portion of the Premises or attempting to mortgage, pledge or otherwise encumber in any way its interest hereunder;

h) Tenant's interest under this Lease being sold under execution or other legal process;

i) Tenant's interest under this Lease being affected, modified or altered by any unauthorized assignment or subletting or by operation of law;

j) Any of the goods or chattels of Tenant used in, or incident to, the operation of Tenant's business at, from or in the Premises being seized, sequestered, or impounded by virtue of, or under authority of, any legal proceeding;

k) If Tenant shall be late in the payment of any sums due hereunder as rent or additional rent three (3) times in any twelve month period;

1)   Tenant's failure to operate  continuously during normal business hours from
     the  Premises  in  a   fully-staffed,   fully-equipped   manner  and/or  as
     contemplated by Item I (d) of this Lease; or

m) Tenant's failure to take occupancy of the Premises when same is tendered by Landlord to Tenant; or

n) Any attempted assignment or subletting of this Lease without Landlord's written consent.

     In the event of any of the foregoing happenings, Landlord, at its election, may exercise any one or more of the following options, the exercise of any of which shall not be deemed to preclude the exercise of any others herein l1sted or otherwise provided or permitted by statute or general law at the same time or in subsequent times or actions (all of which are cumulative):

     1. Terminate Tenant's rights to possession under this Lease and re-enter and retake possession of the Premises and relet or attempt to relet the Premises on behalf of Tenant at such rent and under such terms and conditions as Landlord may deem best under the circumstances for the purpose of reducing Tenant's liability. Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain fully liable for any and all Rent, Additional Rent, or other sums (no matter how characterized) due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease,

     2. Declare this Lease to be terminated and ended, and re-enter upon and take possession of the Premises whereupon all right, title and interest of Tenant in the Premises shall end.

     3. Accelerate and declare the entire remaining unpaid Rent and Additional Rent for the balance of this Lease to be immediately due and payable forthwith, and may at once, take legal action to recover and collect the same.

     No re-entry or retaking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a specific written notice of such intention is given to Tenant, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent, Additional Rent or other monies due to Landlord hereunder or of any damages accruing to Landlord by reason of the violations of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent or Additional Rent or other monies following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No forbearance by Landlord of action upon any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. Legal actions to recover for loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession or reletting and any repairs or remodeling undertaken by Landlord following repossession.

     THE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ACCOUNT OF ANY MATTERS WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED, WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES AND/OR BUILDING, AND/OR CLAIM OF LOSS, INJURY OR DAMAGE. THE COVENANTS CONTAINED HEREIN ARE INDEPENDENT. In the event Landlord commences any proceeding to enforce this Lease or the Landlord/Tenant relationship between the parties or for nonpayment of Rent, Additional Rent or other monies due Landlord from Tenant under this Lease, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. In the event Tenant must, because of applicable court rules, interpose any counterclaim or other claim against Landlord in such proceedings, Landlord and Tenant covenant and agree that, in addition to any other lawful remedy of Landlord, upon motion of Landlord, such counterclaim or other claim asserted by Tenant shall be severed out of the proceedings instituted by Landlord (and, if necessary, transferred to a court of different jurisdiction), and the proceedings instituted by Landlord may proceed to final judgment separately and apart from and without consolidation with or reference to the status of each counterclaim or any other claim asserted by Tenant.

     The parties hereto agree that any and all suits for any and every breach of this Lease shall be instituted and maintained only in those courts of competent jurisdiction in the county or municipality in which the Building is located and Tenant, hereby submits to the jurisdiction of Florida courts. In the event of litigation by and between the parties [or their respective successor(s)] to enforce the terms and provisions of this Lease, the prevailing party shall be entitled to recover from the non-prevailing party the prevailing party's reasonable attorney's fees and court costs, all through final appeal.

     Time is of the essence of this Lease; and in case Tenant shall NI to perform the covenants and obligations on its part to be performed at the time fixed for the performance of such respective covenants and obligations by the provisions of this Lease, Landlord may declare Tenant to be in default of such Lease.

20.     CONTRACTUAL LANDLORD'S LIEN.  Landlord shall have, at all times, a valid
        ---------------------------
security interest to secure payment of all Rent Additional Rent and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereinafter be situated in the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without consent of Landlord until all arrearages in Rent and Additional Rent as well as any and all other sums of money then due to Landlord hereunder, shall first have been paid and discharged and all of the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. In consideration of this Lease, upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on or in the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Item 35 dealing with "Notices" in this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Item 20. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code then in force in the State of Florida.

21.     SUBORDINATION.  In consideration of  the  execution  of  this  Lease  by
        --------------
Landlord, Tenant accepts this Lease subject to any deeds of conveyance and any deeds of trust, master leases, security interests or mortgages and all renewals, modifications, extensions, spreads, consolidations and replacements of the foregoing which might now or hereafter constitute a lien upon the Building (or the land upon which it is situated) or improvements therein or thereon or upon the Premises and to zoning ordinances and other Building and fire ordinances and governmental regulations relating to the use of the property (hereinafter collectively referred to as a "superior interest". Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, for the purpose of confirmation, at any time hereafter, on demand in the form(s) prescribed by Landlord, execute any instruments, estoppel certificates, releases or other documents that may be requested or required by any purchaser or any holder of any superior interest for the purpose of subjecting and subordinating this Lease to such deed of conveyance or to the lien of any such deed of trust, master lease, security interest, mortgage, or superior interest. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute and deliver any such instrument or document for Tenant should Tenant fail or refuse to do so.

22.     OUIET ENJOYMENT.  Provided Tenant has fully, duly and timely performed
        ----------------
all of the terms, covenants, agreements and conditions of this Lease on its part to be performed, including the payment of Rent, Additional Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises, except as described in Item 21 above, against Landlord and all persons claiming by, through or tinder Landlord, for the Term (as may be extended) herein described, subject to the provisions and conditions of this Lease.

23.     LAST MONTH'S RENT.  Upon  Tenant's execution of this Lease, Tenant shall
        -----------------
prepay the last month's rent including sales tax for the leased Premises, to the Landlord. Consequently, should there be any rental increases, sales tax increases or expansions during Tenant's tenancy of the premises, Tenant

FURTHER  AGREES  TO  PAY  LANDLORD a supplemental amount to equal the TOTAL LAST
MONTH'S  RENT  INCLUDING  sales  tax.

24.     MECHANICIS  LIENS.  Tenant is prohibited  from making, and agrees not to
        ------------------
make, alterations in the Premises, except as permitted by Item 13, and Tenant shall not permit any mechanic's lien or liens to be placed upon the Premises or the Building or improvements thereon during the Term (as may be extended) hereof caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay or statutorily bond same. if default in payment or statutory bonding thereof shall continue for ten (10) days after written notice thereof from Landlord to Tenant, Landlord shall have the right and privilege, at Landlord's option, of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses, interest, and attorney's fees, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor, together with interest per annum at the maximum rate permitted by law until repaid, and if not so paid within ten (10) days of the rendition of such bill, shall constitute default under Item 19 hereof,

     The interest of Landlord shall not be subject to liens for improvements made by Tenant in or to the Premises or the Building. Tenant shall notify every contractor making such improvements of the provision set forth in the immediately preceding sentence of this paragraph. The parties agree, should Landlord so request, to execute, acknowledge and deliver without charge to the other a Memorandum of Lease in recordable form containing a confirmation that the interest of Landlord (as well as those parties holding interests superior to, or inferior to, Landlord) shall not be subject to liens for improvements made by Tenant to the Premises or the Building.

25.     FORCE MAJEURE. Whenever a period of time is herein prescribed for action
        --------------
to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or material, theft, crime, fire, public enemy, injunction, insurrection, court order, requisition of governmental body or authority, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the absolute control of Landlord.

26.     SEVERABMITY.   If any  clause  or  provision  of  this Lease is illegal,
        ------------
invalid or unenforceable under present or future laws effective during the Term (as may be extended) of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

27.     HOLDING OVER.    The failure of Tenant to surrender the Premises on the
        -------------
date provided herein for the expiration of the Term (as may have been theretofore extended) of this Lease (or at the time this Lease may be terminated otherwise by Landlord), and the subsequent holding over by Tenant, with or without the consent of Landlord, shall result in the creation of a tenancy at will at double the Rent payable at the time of the date provided herein for the expiration of this Lease or at the time this Lease may be terminated otherwise by Landlord. This provision does not give Tenant any right to hold over at the expiration of the Term (as may have been heretofore extended) of this Lease, and shall not be deemed, the parties agree, to be a renewal of the Lease Term (as may have been heretofore extended), either by operation of law or otherwise.

28.     RELOCATION.  If the premises  cons1st  of  less  than  two thousand five
        -----------
hundred (2,500) square feet, Landlord may at any time during the Term (as may be extended) of this Lease relocate Tenant and substitute for the Premises other space (which would then become the "Premises" for the purpose of this Lease) in the Building or any other nearby Austin managed building of similar quality. The parties expressly agree that Landlord shall pay the reasonable physical moving costs of such relocation, but shall not be responsible for any other losses, expenses, costs, damage or injuries of any nature whatsoever. Tenant's new space shall be comparable to the Premises hereby leased. Tenant shall relocate within thirty (30) days (or such additional time as Landlord may direct) of Landlord's written notice to Tenant that Tenant do so. Tenant's failure to relocate timely shall be a Default (see Item 19 of this Lease), no curative notice of any nature (after the expiration of such 30 day or additional period) to be due Tenant from Landlord. Upon such a Default by Tenant, Landlord shall have all the rights and remedies described in said Item 19.

29.     RENT  SEPARATE  COVENANT.   Tenant shall not for  any reason withhold or
        -------------------------
reduce Tenant's required payments of Rent, Additional Rent and other charges provided in the Lease, it being expressly understood and agreed contractually by the parties that the payment of Rent and Additional Rent is a contractual covenant by Tenant that is independent of the other covenants of the parties under this Lease.

30.     JOINT  AND  SEVERAL  LIABELITY;  CHANGE  IN BUSINESS FORM.  If two or
        ----------------------------------------------------------
more individuals, corporations, partnerships, or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay Rent and Additional Rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if Tenant is a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several. Tenant may not and shall not change or convert its business form and/or composition in any way whatsoever without Landlord's prior, written and solely discretionary consent.

31.      ABSENCE  OF  OPTION.  The submission of this Lease for examination does
         -------------------
not constitute a reservation of or option for the Premises, and this Lease becomes effective only upon execution and delivery thereof by Landlord.

32.     CORPORATE  TENANCY.  If Tenant is a corporation, the undersigned officer
        ------------------
of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant. If Tenant is a corporation (other than one whose shares are regularly and publicly traded on a recognized stock exchange), Tenant represents that the ownership and power to vote its entire outstanding capital stock belongs to and is vested in the officer or officers executing this Lease or members of his, her or their immediate family. If there shall occur any change in the ownership of and/or power to vote the majority of the outstanding capital stock of Tenant, whether such change of ownership is by sale, assignment, bequest, inheritance, operation of law or otherwise, without the prior written discretionary consent of Landlord, then Landlord shall have the option to terminate this Lease upon thirty (30) days' written notice to Tenant so stating; furthermore, Tenant shall have an affirmative obligation to notify immediately Landlord of any such change.

33.     BROKERAGE  COMMISSION.  Tenant warrants that  there  are  no  claims for
        ----------------------
broker's commissions or finder's fees in connection with its execution of this Lease and agrees to indemnify and save Landlord completely harmless from any liability that may arise from such claim, including reasonable attorney's fees.

34.     LANDLORD'S  DEFAULT.  Landlord shall in no event be charged with default
        -------------------
in the performance of any of its obligations under this Lease unless and until Landlord shall have failed to perform such obligations within ten (10) days (or within such additional time as is reasonably required to remedy any such default) after written notice to Landlord by Tenant properly specifying and detailing the particulars of wherein and whereby Tenant claims Landlord has failed to perform any such obligations. If the holder of record of the first mortgage covering the Premises shall have given prior written notice to Tenant that it is the holder of such first mortgage and such notice includes the address at which notices to such mortgagee are to be sent, then Tenant shall give such mortgagees notice simultaneously with any notice given to Landlord to correct any default of Landlord as herein above provided. Such mortgagee shall have the right within thirty (30) days (or within such additional time as is reasonably required to correct any such default) after receipt of such notice to correct or remedy such default before Tenant may take any action under this Lease by reason of such default. Any notice of default given Landlord by Tenant shall be null and void unless simultaneous notice has been given by Tenant to said first mortgagee, It is specifically understood and agreed, anything in this Lease to the contrary notwithstanding, that there shall be no personal liability on Landlord (nor on Landlord's officers, principals, agents and employees) with respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease; Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of Tenant's remedies, and in absolutely no event shall Landlord be liable for prospective profits or special, indirect, or consequential damages. Likewise, anything in this Lease to the contrary notwithstanding, in no event shall Tenant have the right to terminate this Lease as a result of any default by Landlord, but rather, Tenant's remedies against Landlord shall be solely limited to a claim for damages and/or a claim for injunction.

35.  NOTICES.  Any  notice  or  document  required  or permitted to be delivered
     -------
hereunder shall be deemed to be delivered or given when (a) actually received or
(b) signed for or "refused" as indicated on the postal service return receipt. Delivery shall and must be by personal delivery or by United States mail, postage prepaid, certified or reg1stered mail, addressed to the parties hereto at the respective address set out opposite their names below, or at such other address as they may hereafter specify by written notice delivered in accordance herewith:

     LANDLORD:     AUSTIN  DEVELOPMENT  COMPANY
                   POST  OFFICE  BOX  22197
                   TAMPA,  FLORIDA  33622

     TENANT:       ANYTHING  PC
                   1111  N.  WESTSHORE  BLVD.
                   SUITE  408
                   TAMPA,  FLORIDA  33607

36.  INSURANCE. Tenant shall not conduct or permit to be conducted any activity,
     ----------
or place any equipment, materials or other items in, on or about the Premises or the Building, which will in any way increase the rate of fire or liability or casualty insurance on the Building. Should Tenant fail to comply with the foregoing covenant on its part to be performed, Tenant shall reimburse Landlord for such increased amount upon written demand therefor from Landlord, the same to be considered Additional Rent payable hereunder.

     Tenant shall, at Tenant's sole expense, obtain and keep in force at all times during the Term (as may be extended) of this Lease comprehensive general liability insurance, including property damage, on an occurrence basis, with limits of not less than One Million Dollars ($1,000,000.00) combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, with Landlord named as an additional insured. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, provided an endorsement naming Landlord as an additional insured is attached thereto. Tenant shall furnish Landlord with a Certificate of Insurance, confirming that Landlord has been named as an additional insured and providing for written notice to Landlord in the event of any change or termination in the maintenance of such insurance.

     Tenant shall maintain insurance upon all property in the Premises owned by Tenant or for which Tenant is legally liable, Tenant shall maintain insurance against such other perils and in such amounts as Landlord may in writing from time to time require. The insurance required to be obtained and maintained under this Lease shall be with a company or companies licensed to issue the relevant insurance and licensed to do business in the State of Florida. Such insurance company or companies shall each have a policyholder's rating of no less that "A" in the most recent edition of Best's Insurance Report. No policy shall be
                                    ------------------------
cancel-able or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord. All policies of insurance maintained by Tenant shall be in a form, and shall have a substance, acceptable to Landlord with satisfactory evidence that all premiums have been paid. Tenant agrees not to violate or permit to be violated any of the conditions of provisions of the insurance policies required to be furnished hereunder, and agrees to promptly notify Landlord of any fire, loss or other casualty. If Tenant fails to procure and maintain insurance as required hereunder, Landlord may do so, and Tenant shall, on written demand, as Additional Rent, reimburse Landlord for all monies expended by Landlord to procure and maintain such insurance within five (5) days of the receipt of such demand.

     Tenant hereby waives and releases Landlord of and from any and all liabilities, claims and losses for which Landlord is or may be held liable to the extent Tenant receives or is entitled to receive insurance proceeds on account thereof.

     Upon Landlord's written request for same, Tenant will provide Landlord with written evidence of Tenant's compliance with its obligations under this Item 36.

37. RECORDING. This Lease shall not be recorded without Landlord's prior written discretionary consent.

38.     STATUTORILY  MANDATED  NOTIFICATION.  As required by  F.S.  404.056(8),
        ------------------------------------
Landlord hereby notifies Tenant as follows: "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a Building in sufficient quantities, may present health risks to persons who arc exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in Buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

39.     NON-DISCLOSURE.  Tenant  agrees  that it will not divulge or disclose to
        --------------
third parties the terms, provisions and conditions of this Lease. Tenant's breach of this Item 39 shall constitute a Default tinder Item 19 of this Lease, no curative notice to Tenant from Landlord being required.

40.     HAZARDOUS  MATERIALS.  Tenant  shall  not  cause or permit any Hazardous
        --------------------
Materials (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Building by Tenant, its agents, PRINCIPALS, EMPLOYEES, assigns, subtenants, contractors, consultants or invitees without prior written consent of Landlord, which consent may be withheld for any reason whatsoever or for no reason at all. If Tenant breaches the obligations stated in the immediately preceding sentence, or if the presence of Hazardous Material on the Premises or around the Building caused or permitted by Tenant (or the aforesaid others) results in contamination of the Premises or the Building or the surrounding area(s), or if contamination of the Premises or the Building or the surrounding area(s) by Hazardous Material otherwise occurs for which Tenant is legally, actually or factually liable or responsible to Landlord (or any party claiming by, through or under Landlord) for damages, losses, costs or expenses resulting therefrom, then Tenant shall fully and completely indemnify, defend and hold harmless Landlord (or any party claiming by, through or under Landlord) from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses [including, without limitation: (i) diminution in the value of the Premises and/or the Building and/or the land on which the Building is located and/or any adjoining area(s) which Landlord owns or in which it holds a property interest; (ii) damages for the loss or restriction on use of rentable or usable space of any amenity of the Premises, the Building or the land on which the Building is located; (iii) damages arising from any adverse impact on marketing of space; and (iv) any sums paid in settlement of claims, attorney's fees, consultants' fees and expert fees] which arise during or after the Term of this Lease, as may be extended, as a consequence of such contamination. This indemnification of Landlord by Tenant includes, without limitations, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or the Building. Without limiting the foregoing, if the presence of any Hazardous Material on, under or about the Premises, the Building or the surrounding area(s) caused or permitted by Tenant (or the aforesaid others) results in any contamination of the Premises, the Building or the surrounding area(s), Tenant shall immediately take all actions at its sole expense as are necessary or appropriate to return the Premises, the Building and the surrounding area(s) to the condition ex1sting prior to the introduction of any such Hazardous Material thereto; provided that Landlord's prior written discretionary approval of such actions by Tenant shall be first obtained. The foregoing obligations and responsibilities of Tenant shall survive the expiration or earlier termination of this Lease.

     As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes l1sted in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. "Hazardous Material" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance' pursuant to state, federal or local governmental law. "Hazardous Substance' includes, but is not restricted to asbestos, polychlorobiphenyls ("PCB's") and petroleum.

     Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time and from time to time to determine whether Tenant is complying with the terms of this Item 40. If Tenant is not in compliance with this Item 40, Landlord shall have the right to immediately enter upon the Premises to remedy any contamination caused by Tenant's failure so to comply, notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.

     Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Premises occurring while

------
Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

     Any non-compliance by Tenant with its duties, responsibilities and obligations tinder this Item 40 shall be an "automatic" (no notice of any nature from Landlord to Tenant being required) default of this Lease (see Item 19).

41.     NOTICE  TO  OWNERS,  PROSPECTIVE  TENANTS  AND  BUYERS  OF REAL PROPERTY
        ------------------------------------------------------------------------
REGARDING "THE AMERICANS WITH DISABILITIES ACT". Please be advised that a Tenant
------------------------------------------------
of  real  property  may  he  subject to the Americans With Disabilities Act (the
ADA), a Federal law codified at 42 USC Section 12101 et seq. Among other requirements of the ADA that could apply to your property, Title III of the ADA requires Tenants of "public accommodations" to remove barriers to allow access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons by January 26, 1992. The regulations under Title III of the ADA are codified at 28 CFR Part 36.

     We recommend that you and your attorney review the ADA and the regulations, and, if appropriate, your lease, to determine if this law could apply to you, and the nature of the requirements. These are legal issues. You are responsible for conducting your own independent investigation of these issues. The Landlord cannot give you legal advice on these issues.

Please  acknowledge  your receipt of this notice by signing and dating it below.

RECEIVED ON:                           ,  19
              -------------------------     --------

SIGNATURE: -----------------------------------------


PRINTED  NAME:  ------------------------------------


42.     RENEWAL.  Provided that no default is then ex1sting or continuing in the
        -------
performance of any of the terms or covenants of this Lease, Landlord hereby grants Tenant the option of renewing and extending flie term of this Lease for one additional term of N/A year(s), commencing at midnight on the expiration of the initial term of this Lease, upon such terms and conditions as are mutually agreed upon in writing by the parties hereto. In the event Landlord and Tenant are unable to reach a mutual written agreement as to all such terms and conditions prior to the expiration of the initial term of this Lease, the Option herein granted shall be deemed null and void. The renewal option herein granted shall be exercised by notifying Lessor in writing at least ninety (90) days prior to the expiration of the initial term of this Lease.

43.     AMENDMENTS. This Lease contains the entire agreement between the parties
        ----------
hereto and may not be altered, changed or amended, except by written instrument signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the admin1stration of the provisions hereof be constmed to waive or lessen the right of Landlord to ins1st upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure or the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representative, except as otherwise herein expressly provided.

     The parties each acknowledge that they have thoroughly read and understand this Lease (to include its Exhibits and attachments) in its entirety, that they are completely familiar with each, every, any and all of the terms, covenants, provisions and conditions set forth therein and that there are no other representations, promises, covenants, assurances, conditions, statements, understandings, warranties or agreements (collectively, "Representatione') concerning this Lease which do not appear in writing therein. This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, Representations, and information or data conveyed, whether oral or in writing, between the parties and/or their respective representatives or any other person(s) purporting to represent either Landlord or Tenant. Each party acknowledges that it has not been induced to enter into this Lease by any Representations not expressly set forth herein. The parties further acknowledge that the terms and provisions contained within this Lease have been fully, freely and fairly negotiated by and between them.

     IN WITNESS WHEREOF, the parties, either for themselves or by and through their undersigned, duly-authorizcd representatives, have executed this Lease for the purpose therein expressed.

Signed,  sealed  and  delivered
in  the  presence  of:                      TENANT:
                                            ANYTHING  PC

/s/                                         By:  Alfred  W.  Delisle
-------------------                              ------------------------
Witness

                                            Name:  /s/  Alfred W. Delisle
                                                 ------------------------


/s/  Susan  Pendoch                         Title:  Director
-------------------                                 ---------------------
Witness

                                            LANDLORD:
                                            AUSTIN  DEVELOPMMENT COMPANY

/s/  Susan  Pendoch                         By:  /s/  Alfred  S.  Austin
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Witness
                                            Name:  Alfred  S.  Austin

/s/
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Witness                                     Title:  ---------------------



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EXHIBIT  "A"

                    AUSTIN DEVELOPMENT COMPANY - NATIONS BANK

TRACT  BEG  30  FT  W  AND  495.37  FT  N  OF  SE  COR OF E     MILLAGE 21.54290
1/2  OF  W  1/2  OF  SE  1/4  AND  RUN  N  210  FT  W  585.94   MAP  NO.  39-F
FT  S  210  FT  TO  PT  490  FT  N  OF  S  BDRY AND E 585.83    SEC TWP-S RGE-E
FT  TO  BEG                                                     17     29     18



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                                   EXHIBIT "B"

Tenant accepts space in "as is" condition, except for the following items which the Landlord will provide at Landlord's sole expense:

-Shampoo  the  carpet


                        [DIAGRAM OF FLOOR PLAN (PROPOSAL)
                             SUITE 408, NCNB BLDG.]

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                                   EXHIBIT "C"

                              RULES AND REGULATIONS

The following Building Rules and Regulations have been adopted by the Landlord for the care, protection and benefit of the Premises, the Building, and the Land and for the general comfort and welfare of all Tenants. The use of the word "Premises" in this Exhibit C shall be deemed to mean Premises, Building and Land.

1. Any sign, lettering, picture, notice, or advertisement installed within Tenant's Premises (including but not limited to Tenant Identification signs on doors to the Premises) which is visible outside of the Premises shall be installed in such manner, character and style as Landlord may approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in any position so as to be visible from outside the Building or from any atrium or lobbies of the Building.

2. The sidewalks, entrances, passages, halls, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress and egress to and from the Building and Tenant's Premises.

3. Restroom facilities, water fountains, and other water apparatus shall not be used for any purpose other than those for which they were constructed.

4. Landlord reserves the right to designate the time when freight, furniture, goods, merchandise and other articles may be brought into, moved or taken from Tenant's Premises or the Building.

5. Tenant shall not put additional locks or latches upon any door without the written consent of Landlord. Any and all locks so added on any door shall remain for the benefit of Landlord, and the keys to such locks shall be delivered to Landlord by and from Tenant. The Landlord shall be provided the means of opening any safes, cabinets or vaults left in the premises.

6, Landlord shall not be liable for injuries, damage, theft, or other loss, to persons or property that may occur upon, or near any parking areas that may be provided by Landlord. Tenant, its agents, employees, and invitees are to use same at their own risk. The driveways, entrances, and exits upon, into and from such parking areas shall not be obstructed by TenanL Tenant's employees, agents, guests, or invitees; provided, however, Landlord shall not be responsible or liable for failure of any person to observe this rule. Tenant, its employees, agents or guests and/or invitees shall not park in space(s) that may be reserved for others, including "Handicapped Parking" and/or spaces marked "Tow Zone' or "No Parking". Landlord will use its discretion to tow away a car that violates any parking rule, at the car owner's/driver's expense.

7. It is expressly understood and agreed that any item of any nature whatsoever placed in Common Areas (i.e., hallways, restrooms, elevators, parking garage, storage areas and equipment rooms) are placed at the Tenant's sole risk and Landlord assumes no responsibility whatsoever for any loss or damage as regards same.

8. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured unless left unlocked by janitorial service personnel or Building maintenance people.

9. Tenant shall not make noises, cause d1sturbances, create vibrations, odors or noxious fumes or use or operate any electrical or electronic devices or other devices that emit sound, waves or are dangerous to other Tenants and occupants of flie Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or receptions from or within the Building or elsewhere, or with the operation of roads or highways in the vicinity of the Building and shall not place or install any projections, antennae, aerials or similar devices inside or outside of the Premises.

10. Tenant shall not install in the Premises any heavyweight equipment or fixtures or permit any concentration of excessive weight in any portion thereof without first having obtained Landlord's written consent.

11. Landlord reserves the right at all times to exclude newsboys, loiterers, vendors, solicitors, and peddlers from the Building and to require reg1stration or satisfactory identification or credentials from

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     all persons  seeking  access to any part of the Building  outside  ordinary business hours. Landlord will exercise its best judgment in the execution of such control but will not be liable for the granting or refusal of such access.

12. Tenant shall not install nor operate machinery or any mechanical devices or a nature not directly related to Tenant's ordinary use of the Premises without the written permission of Landlord.

13. In no event shall any person bring into the Building inflammables such as gasoline, naphtha and benzene, or explosives or firearms. If by any reason of the failure of Tenant to comply with the provisions of this paragraph, any insurance premium payable by Landlord for all or any part of the Building shall at any time be increased above normal insurance premiums for insurance not covering the items aforesaid, Landlord shall require Tenant to make immediate payment for the whole or the increased insurance premium.

14. Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations and Building rules, and shall not directly or indirectly make any use of the Premises which may be prohibited thereby or which shall be dangerous to person or property.

15.  Tenant shall not:

     a) Use the Premises for lodging, manufacturing or for any immoral or illegal purposes.

     b) Use the Premises to engage in the manufacture or sale of, or permit the use of, any spirituous, fermented, intoxicating or alcoholic beverages on the Premises.

     c) Use the Premises to engage in the manufacture or sale of, or permit the use of, any illegal drugs on the Premises.

16. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, the same shall be made at the expense of Tenant, with approval and under direction of Landlord.

17. Landlord shall ftimish a reasonable number of door keys to Tenant's Premises and/or the Building which shall be surrendered on termination or expiration of the Lease. Further, Tenant shall not alter the locks or effect any substitution of such locks as are presently being used in Tenant's Premises or the Building.

18. All installations in the Common Telephone/Efcctrical Equipment Rooms shall be limited to terminal boards and connections. All other electrical equipment must be installed within Tenant's Premises.

19. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time or place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building.

20. Tenant shall cooperate and participate in all security programs affecting the Building.

21. Landlord shall have the right to limit or control the number and format of l1stings on the main Building directory.

22. In the event Landlord allows one or more Tenants in the Building to do any act prohibited herein, Landlord shall not be precluded from denying any other Tenant the right to do any such act.

23. Tenant shall not waste electricity or water and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust any controls. Tenant shall keep public corridor doors closed.

24. Landlord reserves the right at all times to exclude the general public from the Building upon such days and at such hours as in Landlord's sole judgment will be in the best interest of the Building and its Tenants.

25. If the Premises are furnished with carpeting, Tenant shall provide a Plexiglas or comparable carpet protection mat for each desk chair customarily used by Tenant. Fore default or melessncss in these respects, Tenant shall pay Landlord the cost of repairing or replacing said carpet, in whole or in part, as Additional Rent when, in Landlord's sole judgment, such repair or replacement is necessary.

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26.  Landlord shall have the right to prohibit any  advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

27. Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or the Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor coveting in the Premises except with the prior approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited,

28. No animals are permitted on the Premises with the exception of those used to aid handicapped persons.

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